UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 9, 2005
Zimmer Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
345 East Main Street
Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (574) 267-6131
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Amendment to 2001 Stock Incentive Plan
Restated Deferred Compensation Plan for Non-Employee Directors
Amendment to Stock Plan for Non-Employee Directors
2006 Base Salaries for Named Executive Officers
Press Release

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On May 13, 2003, the stockholders of Zimmer Holdings, Inc. (the “Company”) approved the Zimmer Holdings, Inc. 2001 Stock Incentive Plan (the “2001 Plan”). The 2001 Plan provides for the grant of equity-based awards to the company’s officers and key employees, including performance shares. On December 9, 2005, the Board of Directors, acting on the recommendation of its Compensation and Management Development Committee (the “Committee”), amended the 2001 Plan in order to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). The amendment to the 2001 Plan (the “Amendment”) is effective as of January 1, 2005. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
     Also on December 9, 2005, the Board of Directors, acting on the recommendation of the Committee, amended and restated the Company’s Deferred Compensation Plan for Non-Employee Directors (the “Restated Deferred Compensation Plan”) which provides for the award of deferred share units to eligible directors. The Restated Deferred Compensation Plan incorporates amendments to: (1) limit the number of shares of common stock underlying awards to 200,000 shares; (2) provide that the plan will expire December 31, 2010 unless terminated prior thereto; and (3) ensure compliance with Section 409A of the Code. The Restated Deferred Compensation Plan is effective as of January 1, 2005. A copy of the Restated Deferred Compensation Plan is attached hereto as Exhibit 10.2 and is incorporated by reference herein.
     Also on December 9, 2005, the Board of Directors, acting on the recommendation of the Committee, amended the Zimmer Holdings, Inc. Stock Plan for Non-Employee Directors (the “Stock Plan”) to ensure compliance with Section 409A of the Code. The amendment to the Stock Plan (the “Stock Plan Amendment”) is effective as of January 1, 2005. A copy of the Stock Plan Amendment is attached hereto as Exhibit 10.3 and is incorporated by reference herein.
     On December 9, 2005, the Committee approved the base salaries, effective as of January 1, 2006, for the Company’s executive officers. The 2006 base salaries for the Company’s Chief Executive Officer and three of the four other most highly compensated executive officers (the “Named Executive Officers”) identified in the definitive proxy statement dated March 22, 2005 are listed in Exhibit 10.4 and are incorporated by reference herein. Bruce E. Peterson, former Chairman, Zimmer Americas, who was one of the Named Executive Officers listed in the 2005 proxy statement, retired in January 2005. Additional information regarding compensation of executive officers will be included in the Company’s proxy statement to be filed in connection with its annual meeting of stockholders to be held in May 2006.
ITEM 8.01 OTHER EVENTS
     On December 15, 2005, the Company issued a press release announcing that the Board of Directors has authorized the Company to repurchase up to $1 billion of its common stock through December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit No.	Description

10.1	First Amendment to the Zimmer Holdings, Inc. 2001 Stock Incentive Plan

10.2	Restated Zimmer Holdings, Inc. Deferred Compensation Plan for Non-Employee Directors

10.3	First Amendment to the Zimmer Holdings, Inc. Stock Plan for Non-Employee Directors

10.4	2006 Base Salaries for Named Executive Officers of Zimmer Holdings, Inc.

99.1	Press Release, dated December 15, 2005, issued by Zimmer Holdings, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMER HOLDINGS, INC.

By:	/s/ Chad F. Phipps

Chad F. Phipps
Associate General Counsel & Corporate Secretary
Dated: December 15, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to the Zimmer Holdings, Inc. 2001 Stock Incentive Plan

10.2	Restated Zimmer Holdings, Inc. Deferred Compensation Plan for Non-Employee Directors

10.3	First Amendment to the Zimmer Holdings, Inc. Stock Plan for Non-Employee Directors

10.4	2006 Base Salaries for Named Executive Officers of Zimmer Holdings, Inc.

99.1	Press Release, dated December 15, 2005, issued by Zimmer Holdings, Inc.